Liquidity	12 Months Ended
Dec. 31, 2021
Liquidity [Abstract]
Liquidity

Note 3 – Liquidity

For the year ended December 31, 2021, the Company reported a net loss of approximately $6.4 million and negative operating cash flows of approximately $18.0 million, which were primarily due to the Company’s vigorously implementing its business strategy to drive more traffic to its online platform and attract more users and distributors.

On March 19, 2021, the Company closed its initial public offering, raising net proceeds of approximately $25.7 million. The Company used part of the proceeds to expand its business and execute its growth strategy by increasing marketing and promotion, optimizing the platform, enriching product selections and increasing cooperation with leading brands at home and abroad, which has brought more traffic to the online platform and attracted more users and distributors. As a result, the Company’s revenue increased by approximately $74.0 million in 2021 from 2020, cost of sales increased by approximately $72.9 million in 2021 from 2020, and approximately $8.4 million more were spent on marketing in 2021 when compared to 2020. The growth in business also resulted in an increase of $4.9 million in inventory and an increase of $2.5 million in prepayment for products purchased by the end of 2021, as well as an increase of $4.5 million in outstanding balance of accounts receivable, which was mainly due to significant increase in sales to local distributors and wholesalers which were provided with certain credit terms based on management’s assessment on their creditworthiness. All these were the main reasons for the net loss and cash outflow of the Company in 2021.

Presently, the Company’s principal sources of liquidity are from its operations, proceeds from its initial public offering and private placement, and the bank loan. As of December 31, 2021, the Company had cash and restricted cash of approximately $21.2 million and working capital of $31.3 million. $18.2 million of the cash were held by the VIE with banks and financial institutions inside China as the Company conducted its operations primarily through its consolidated VIE in China. With the uncertainty of the current market and the impact of the COVID-19 pandemic, the management believes it is necessary to enhance the collection of the outstanding balance of accounts receivable and other receivables, and to be cautious on operational decisions and project selections. As of March 31, 2022, approximately $3.9 million, or 70%, of its accounts receivable balance as of December 31, 2021 were collected, and approximately $2.7 million or 49% of its advances to supplier balance as of December 31, 2021 were utilized.

As of December 31, 2021, the Company also had short-term bank loan of approximately $2.7 million borrowed from a PRC bank, which has been subsequently renewed to March 2023. Management expects that it would be able to renew its existing bank loan upon maturity based on past experience.

Based on its current operating plan, management believes that the above-mentioned measures, including cash and restricted cash on hand of approximately $21.2 million and bank borrowing, will collectively provide sufficient liquidity for the Company to meet its future liquidity and capital requirements for at least next twelve months from the date the Company’s consolidated financial statements are issued.